Exhibit 10.8

INTERCOMPANY SUBORDINATION AGREEMENT

THIS INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”) dated as of June 24, 2003 is made and entered into by and among THE OLD EVANGELINE DOWNS, L.L.C., a Louisiana limited liability company (“Parent”) and THE OLD EVANGELINE DOWNS CAPITAL CORP., a Delaware corporation (collectively with Parent, the “Borrowers” and each individually, a “Borrower”), OED ACQUISITION, LLC, a Delaware limited liability company (the “Subordinated Lender”), and WELLS FARGO FOOTHILL, INC., a California corporation with an office in Atlanta, Georgia (the “Senior Lender”).

W I T N E S S E T H:

WHEREAS, the Borrowers are indebted and may from time to time in the future become indebted to Subordinated Lender in respect of advances, loans and other extensions of credit or other financial accommodations made from time to time by the Subordinated Lender to the Borrowers (such indebtedness together with all other indebtedness and obligations of the Borrowers, or either of them, to the Subordinated Lender, however evidenced and whether now existing or hereafter arising, are referred to herein as the “Subordinated Debt”; provided that “Subordinated Debt’ shall not include payments to the Subordinated Creditor set forth in that certain Management Fees Subordination Agreement, dated of even date herewith, among the Borrowers, the Subordinated Lender, the Senior Lender and Peninsula Gaming Company, LLC); and

WHEREAS, the Borrowers and the Senior Lender are parties to that certain Loan and Security Agreement dated as of even date herewith (collectively, as amended, restated, supplemented or otherwise modified from time to time, the “Senior Loan Agreement”), whereby the Borrowers may be indebted to the Senior Lender for certain extensions of credit outstanding from time to time (all such indebtedness including principal, interest, fees, costs, expenses and other sums chargeable to the Borrowers by the Senior Lender (including interest, fees, costs and expenses accruing after an Insolvency Proceeding (as hereafter defined) commences regardless of whether such interest, fees, costs and expenses are deemed allowed or recoverable in any Insolvency Proceeding (as hereinafter defined) together with any modification, amendment, refinancing or supplement thereto, and any other obligations of the Borrowers to the Senior Lender are hereinafter referred to as the “Senior Debt”); and

WHEREAS, as security for the payment of all liabilities and obligations due under the Senior Debt, the Borrowers, pursuant to the Senior Loan Agreement and the other Loan Documents (as defined in the Senior Loan Agreement), have granted to the Senior Lender a first priority lien on and unconditional security interest in and to certain personal and real property assets of the Borrowers as set forth in the Senior Loan Agreement (collectively, said interests in and assets of the Borrowers are referred to herein as the “Collateral;” and, collectively said liens and security interests of the Senior Lender are referred to herein as the “Senior Lien”); and

WHEREAS, as part of the consideration for the Senior Lender’s extension of credit to the Borrowers, the Subordinated Lender has agreed, among other things, subject to the terms and provisions of this Agreement, (i) to subordinate the Subordinated Debt to the Senior Debt, (ii) to subordinate any lien which the Subordinated Lender has or may have in the future in the assets or property of any Borrower or any Subsidiary or Affiliate of the Borrowers (the “Subordinated Lien”) to the Senior Lien, and (iii) to forebear from exercising any creditor’s remedy or taking any action against the Borrowers upon any of their obligations to the Subordinated Lender.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Senior Loan Agreement, and further agree as follows:

1. Priority of Liens; Subordinated Debt. Notwithstanding anything to the contrary including without limitation the date, time, manner or order of perfection or attachment of the security interests and liens on the Collateral granted by the Borrowers to the Senior Lender or the Subordinated Lender, and notwithstanding the usual application of the priority provisions of the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction, or whether the Subordinated Lender holds possession of all or any part of the Collateral, or if the Senior Lender or the Subordinated Lender is perfected without filing or possession in any part of the Collateral, the Senior Lien shall be a first, senior and prior security interest in and lien on the Collateral, prior in interest and superior to any Subordinated Lien. The priority of liens set forth in the previous sentence states the relative priority of liens of the parties to this Agreement, and no party hereto represents or warrants to any other party that such other party’s liens are prior to any lien on the Collateral of any person who is not a party to this Agreement (except that the each Borrower represents and warrants to the Senior Lender that the Senior Lien has been granted in accordance with the terms and provisions of the Senior Loan Agreement). The Subordinated Lender agrees that if at any time the Subordinated Lender shall be in possession of any assets or properties of the Borrowers, then the Subordinated Lender shall hold such assets or properties in trust for the Senior Lender so long as any Senior Debt remains outstanding and until all obligations of the Senior Lender to make loans and other financial accommodations to the Borrowers pursuant to the Senior Loan Agreement (the “Commitments”) are terminated.

2. Subordination of Subordinated Debt.

(a) The Subordinated Lender hereby subordinates any and all claims now or hereafter owing to it by the Borrowers, or either of them, under all or any portion of the Subordinated Debt to any and all Senior Debt (including, without limitation, interest, fees, costs or other payments on the Senior Debt paid or accrued after the commencement of an Insolvency Proceeding and whether or not such claims are deemed allowed or recoverable in any Insolvency Proceeding, and payment of or for adequate protection pursuant to any Insolvency Proceeding), and agrees that all Senior Debt shall be paid in full in cash to the satisfaction of the Senior Lender and the Commitments shall be terminated before any payment may be made on the Subordinated Debt, whether of principal or interest or other indebtedness or other obligations.

(b) The Subordinated Lender agrees not to accept, and waives any and all rights to, any payment of any kind or form of the Subordinated Debt (from the Borrowers or otherwise) nor make any transfer to third parties not party to this Agreement or take any other action, in any case, designed to secure indirectly from the Borrowers any payment on account of the Subordinated Debt without the express, prior written consent of the Senior Lender, and the Subordinated Lender agrees to pay over to the Senior Lender any funds that may be received by it from the Borrowers (i) as a prepayment at any time or (ii) as a payment on account of the Subordinated Debt at any time until the Senior Debt has been paid in full in cash to the satisfaction of the Senior Lender and the Commitments have been terminated. In case any funds shall be paid or delivered to the Subordinated Lender under the circumstances described in clause (i) or (ii) of the preceding sentence before the Senior Debt shall have been paid in full in cash to the satisfaction of the Senior Lender and the Commitments have been terminated, such funds shall be held in trust by the Subordinated Lender for and immediately paid and delivered to the Senior Lender (in the form received endorsed over to the Senior Lender). The Subordinated Lender further agrees not to sell, assign, transfer or endorse any Subordinated Debt to any other Person except subject to the terms and conditions of this Agreement.

(c) The Subordinated Lender agrees that the priority of the Senior Debt set forth above shall continue during any insolvency, receivership, bankruptcy, dissolution, liquidation, or reorganization proceeding, or in any other proceeding, whether voluntary or involuntary, by or against the Borrowers, or either of them, under any bankruptcy or insolvency law or laws, federal or state relating to the relief of debtors of any jurisdiction, whether now or hereafter in effect, and in any out-of-court composition, assignment for the benefit of creditors, readjustment of indebtedness, reorganization, extension or other debt arrangement of any kind (collectively, an “Insolvency Proceeding”). In the event of any payment, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property, assets or business of the Borrowers, or the proceeds thereof, or any securities of the Borrowers, to the Subordinated Lender, by reason of any liquidation, dissolution or other winding up of the any Borrower or its business or by reason of any sale or Insolvency Proceeding, then any such payment or distribution of any kind or character, whether in cash, property or securities, that, but for the subordination provisions of this Section 2, would otherwise be payable or deliverable upon or in respect of the Subordinated Debt, shall instead be paid over or delivered directly to the Senior Lender to be applied as payment of the Senior Debt, to the extent necessary to repay the Senior Debt remaining unpaid after giving effect to any concurrent payment or distribution to the Senior Lender. Furthermore, no holder of the Subordinated Debt shall receive any such payment or distribution or any benefit therefrom until the Senior Debt has been fully paid in cash to the satisfaction of the Senior Lender and the Commitments have been terminated, after which time such payments or distributions may be applied to payment of the Subordinated Debt.

(d) Subject to the provisions of this Agreement, the Senior Lender shall have the sole right to control all aspects of liquidation of the Collateral and disposition of the proceeds thereof, including all proceedings pertaining thereto under any Insolvency Proceeding and the approval of any plan of reorganization of the Borrowers, or either of them, thereunder.

3. Forbearance from Exercise of Certain Remedies. Until the Senior Debt has been paid in full in cash and the Commitments have been terminated, the Subordinated Lender shall not (a) take any action or exercise any remedy against the Borrowers, or either of them, to enforce all or any portion of the Subordinated Debt; (b) take any action or exercise any remedy against any guarantor of or pledgor securing the Senior Debt in order to collect any of the Subordinated Debt; (c) commence, or join with any other creditor of the Borrowers, or either of them, in commencing any Insolvency Proceeding against the Borrowers, or either of them; or (d) take any action or exercise any remedy against any property or assets of any guarantor of or pledgor securing the Senior Debt. The parties hereto understand and agree that the Senior Lender shall have the right, but shall have no obligation, to cure any default under the Subordinated Debt without the prior written consent of the Subordinated Lender. Notwithstanding anything contained in this Agreement to the contrary, in no event shall the Subordinated Lender be entitled to receive and retain any securities, equity or otherwise, or other consideration provided for in (i) a plan of reorganization or otherwise in connection with any bankruptcy or Insolvency Proceeding or (ii) any other judicial or nonjudicial proceeding for the liquidation, dissolution or winding up of the Borrowers, or any of them, or the assets or properties of the Borrowers, or any of them, in any case unless and until the Senior Debt is paid in full in cash to the satisfaction of the Senior Lender and the Commitments are terminated.

4. Senior Lender’s Authority to Act. For so long as any of the Senior Debt shall remain unpaid, the Senior Lender shall have the right to act as attorney-in-fact for the Subordinated Lender and other holders of the Subordinated Debt for the purposes specified herein and the Subordinated Lender hereby irrevocably appoints the Senior Lender as the Subordinated Lender’s true and lawful attorney, with full power of substitution, in the name of the Subordinated Lender or in the name of holders of the Subordinated Debt, for the use and benefit of the holders of the Senior Debt without notice to the holders of Subordinated Debt or any of their representatives, successors or assigns, to perform the following acts, at the option of the holders of the Senior Debt, at any meeting of creditors of the Borrowers or in connection with any Insolvency Proceeding:

(a) if a proper claim or proof of debt in respect of the Subordinated Debt has not been filed in the form required in any such Insolvency Proceeding at least ten (10) Business Days prior to the expiration of the time for filing such claims, to file an appropriate claim for and on behalf of the holders of Subordinated Debt;

(b) to collect any assets of the Borrowers distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Subordinated Debt and to apply the same, or the proceeds of any realization upon the same that the Senior Lender in its discretion elects to effect, to the Senior Debt until all of the Senior Debt (including, without limitation, all interest and other payments accruing or paid on the Senior Debt after the commencement of any Insolvency Proceeding at the rate specified in the Senior Debt) has been paid in full in cash to the satisfaction of the Senior Lender, rendering any surplus to the holders of Subordinated Debt if and to the extent permitted by law; and

(c) generally to take any action in connection with any such Insolvency Proceeding either in its own name or in the name of the Subordinated Lender (including without limitation voting on any plan of reorganization) that the holders of Subordinated Debt would be authorized to take, but for this Agreement, in the event that the Senior Lender believes such action is necessary to protect its interests in the Senior Debt and under this Agreement and after first giving the Subordinated Lender five (5) days’ written notice of its intent to take such action (to the extent such notice is practicable), provided that the Senior Lender agrees to permit the Subordinated Lender to take action on the Subordinated Lender’s own behalf in connection with any such Insolvency Proceeding as may be necessary to reasonably protect the Subordinated Lender’s interests, as long as such action is not contrary to or in conflict with the actions and interests of the Senior Lender and the Subordinated Lender’s interests are always in second position to the Senior Debt and the Senior Lien.

In no event shall the holder or holders of the Senior Debt be liable to the Subordinated Lender or any other holders of the Subordinated Debt for any failure to prove the Subordinated Debt, to exercise any right with respect thereto or to collect any sums payable thereon. A distribution made under this Agreement to holders of Senior Debt that otherwise would have been made to holder or holders of Subordinated Debt is not, as between the Borrowers, or either of them, its other creditors and holder or holders of Subordinated Debt, a payment by the Borrowers on the Senior Debt, it being understood that the provisions of this Agreement are solely for the purpose of defining the relative rights of the holders of Subordinated Debt, on the one hand, and the holders of Senior Debt on the other hand. The Subordinated Lender represents that the Subordinated Lender is the sole holder of the Subordinated Debt and, except upon satisfaction of the conditions set forth in Section 16 hereof, shall not assign, participate, pledge, encumber or transfer any of the Subordinated Debt or any interest therein until the Senior Debt is repaid in full in cash and the Commitments are terminated. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

5. Duration and Termination. This Agreement shall constitute a continuing agreement of subordination, and shall remain in effect until indefeasible payment in full in cash to the satisfaction of the Senior Lender of the Senior Debt and termination of the Commitments. The holder or holders of Senior Debt may, without notice to the Subordinated Lender or the other holders of the Subordinated Debt, extend or continue credit and make other financial accommodations to or for the account of the Borrowers in reliance upon this Agreement. The obligations of the Subordinated Lender and the other holders of Subordinated Debt under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Debt is rescinded or must otherwise be restored or returned by a holder of Senior Debt by reason of any Insolvency Proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrowers or any substantial part of any Borrower’s property, or otherwise, all as though such payment had not been made.

6. Subordinated Lender’s Waivers. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement. The Subordinated Lender expressly waives all notice of the acceptance by the Senior Lender of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the Subordinated Lender expressly consents to reliance by the Senior Lender upon the subordination and other agreements as herein provided. The

Subordinated Lender agrees that the Senior Lender has not made warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Senior Loan Agreement and other Loan Documents or the collectibility of the obligations thereunder, that Senior Lender shall be entitled to manage and supervise its loans in accordance with applicable law and its usual practices, modified from time to time as it deems appropriate under the circumstances, and that the Senior Lender shall not have any liability to the Subordinated Lender for, and the Subordinated Lender waives any claim (except with respect to willful misconduct) that the Subordinated Lender may now or hereafter have against Senior Lender arising out of (i) any and all actions that the Senior Lender takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Senior Debt or the Senior Lien, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party) with respect to the documents regarding the Senior Debt or any other agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of the Collateral and/or other security for the Senior Debt, (ii) the Senior Lender’s election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. § 101 et seq.) (the “Bankruptcy Code”), of the application of Section 1111 (b)(2) of the Bankruptcy Code, and/or (iii) any making of loans to, or grant of a security interest under Section 364 of the Bankruptcy Code by, the Borrowers as debtors-in-possession.

7. Waiver of Marshaling; No Offset. The Subordinated Lender agrees that the Senior Lender shall have no obligation to marshal any part of the Collateral or any such other property, instruments, documents, agreements or guaranties before enforcing its rights against any other part of the Collateral or its rights herein as against the Subordinated Lender. In the event the Subordinated Lender is or becomes indebted to any Borrower, including, without limitation, under any documents or instruments evidencing the Subordinated Debt, the Subordinated Lender agrees that it shall pay such indebtedness in accordance with its terms and shall not deduct from or set off against any amounts owed to such Borrower any amounts such Borrower claims are due to it with respect to the Subordinated Debt.

8. No Contest of Security Interest. The Subordinated Lender shall not contest the validity, perfection or enforceability of any lien or security interest granted to the Senior Lender by any Borrower, and the Subordinated Lender agrees to cooperate in the defense of any action contesting the validity, perfection or enforceability of such liens or security interests.

9. Subordination Not Affected, Etc. Nothing in this Agreement shall be construed as affecting or in any way limiting the extension of new or additional financial accommodation by the Senior Lender to the Borrowers and the terms and conditions hereof shall apply to such new and additional financial accommodations. Notwithstanding the preceding sentence or anything contained in this Agreement to the contrary, none of the provisions of this Agreement shall be deemed or construed to constitute a commitment or an obligation on the part of the Senior Lender to make any future loans, advances or other extensions of credit or financial accommodation to the Borrowers. The Subordinated Lender understands and agrees that all accrued interest, charges, expenses, attorneys’ fees and other liabilities and obligations under the

Senior Loan Agreement shall constitute part of the Senior Debt, and nothing in this Agreement shall be construed as affecting or in any way limiting any indulgence granted by the Senior Lender with respect to any existing financial accommodation to the Borrowers. The subordinations effected, and the rights created, hereby shall not be affected by (a) any amendment of or any addition of or supplement to any instrument, document or agreement relating to the Senior Debt, (b) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any instrument, document or agreement relating thereto, (c) the release, sale, exchange or surrender, in whole or in part, of any part of the Collateral or any additional collateral to which the Senior Lender may become entitled, (d) any release of any guarantor of or pledgor securing the Senior Debt or any security for such pledge or guaranty, or (e) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Senior Debt or any instrument, document or agreement relating thereto or any security therefor or pledge or guaranty thereof, whether or not the Subordinated Lender shall have had notice or knowledge of any of the foregoing and regardless of whether the Subordinated Lender shall have consented or objected thereto. Any provision of any document, instrument or agreement evidencing, securing or otherwise relating to the Subordinated Debt purporting to limit or restrict in any way any Borrower’s ability to enter into any agreement with the Senior Lender to amend or modify any document, instrument or agreement evidencing, securing or otherwise relating to the Senior Debt shall be deemed of no force or effect until the Senior Debt has been repaid in full in cash to the satisfaction of the Senior Lender and the Commitments have been terminated.

10. Voided Payments. Notwithstanding anything herein that may be construed to the contrary, to the extent that any Borrower makes any payment on the Senior Debt which, within twelve (12) months of the date of such payment, is subsequently invalidated, declared to be fraudulent, avoidable or preferential, set aside or is required to be repaid to a trustee, receiver, the estate of such Borrower or any other party under any bankruptcy act, state or Federal law, common law or equitable cause (such payment being hereinafter referred to as a “Voided Payment”), then, to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is sought to be recovered from the Senior Lender, an “Event of Default” under the Senior Loan Agreement shall be deemed to have occurred and to be continuing from the date of such recovery from the Senior Lender of such Voided Payment until the full amount of such Voided Payment is fully and finally restored to the Senior Lender and until such time the provisions of this Agreement shall be in full force and effect.

11. Violation of Agreement by Borrowers. Each Borrower hereby consents to this Agreement, agrees to abide by the terms hereof, agrees to make no payments or distributions contrary to the terms and provisions hereof and to do every act and thing necessary to carry out such terms and provisions. Each Borrower agrees that should it make any payment in contravention of any provision of this Agreement the maturity of said Senior Debt may be accelerated in accordance with the terms of the Senior Loan Agreement.

12. Waiver. Irrespective of the due date of any of the Subordinated Debt, the Subordinated Lender hereby expressly waives any and all rights to payment by any Borrower of the Subordinated Debt prior to repayment in full in cash of the Senior Debt and termination of the Commitments.

13. Immediate Effect. This Agreement shall be effective immediately upon its execution by each of the parties hereto, and there are no conditions precedent or subsequent to the effectiveness of this Agreement.

14. Inducement. As an inducement to, and part of the consideration for, the Senior Lender’s extension of credit to the Borrowers, which the Subordinated Lender and the Borrowers acknowledge that the Senior Lender would be unwilling to do without this Agreement, the Subordinated Lender agrees, among other things, (i) to subordinate the Subordinated Lien to the Senior Lien, (ii) to subordinate the Subordinated Debt to the Senior Debt, and (iii) to forebear from exercising any creditor’s remedy or taking any action against any Borrower upon any of its obligations to the Subordinated Lender until the Senior Debt has been paid in full in cash to the satisfaction of the Senior Lender and termination of the Commitments.

15. Successors and Assigns; Continuing Effect, etc. This Agreement is being entered into for the benefit of, and shall be binding upon, the Senior Lender, the Subordinated Lender, the Borrowers and their respective successors and assigns. The Senior Lender may assign or participate out to other parties any portion of its interest under the Senior Debt and no such assignee or participant shall be required to become a signatory hereto. Any assignee or transferee of the Subordinated Lender shall execute and deliver to the other parties hereto an agreement pursuant to which they will become parties hereto as fully as if they were signatories hereto and providing for the effectiveness of this Agreement as to such transferee or assignee and other parties. This Agreement shall be a continuing agreement, shall be irrevocable and shall remain in full force and effect so long as any of the Senior Debt or the Subordinated Debt is outstanding and so long as the Senior Loan Agreement has not been terminated and the Commitments remain in place.

16. Notification of Defaults. The Subordinated Lender shall immediately give written notice to the Senior Lender of a default or an event of default by the Borrowers under the Subordinated Debt. The Subordinated Lender understands that, subject to any grace or cure period under the Subordinated Lender’s agreements with the Borrowers, any default by the Borrowers under the Subordinated Debt is, automatically, an event of default of the Borrowers under the Senior Debt. Nothing in this Agreement shall be interpreted to limit or restrict the right of the Senior Lender and the Subordinated Lender to waive any default under their respective documents, and the Subordinated Lender agrees that any waiver by the Subordinated Lender will be in writing and provided to the Senior Lender.

17. Notices. Any notices, consents, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given to any party or parties (a) upon delivery to the address of the party or parties set forth below if delivered in person or by courier or if sent by certified or registered mail (return receipt requested), or (b) upon dispatch if transmitted by telecopy or other means of facsimile transmission, in any case to the party or parties at the telecopy numbers set forth below:

If to Borrower:	THE OLD EVANGELINE DOWNS, L.L.C.
c/o Peninsula Gaming Partners, LLC
400 E. Third Street, P.O. Box 1750
Dubuque, Iowa 52004
Attention: Natalie Schramm
Fax No. (563) 690-2190

and

THE OLD EVANGELINE DOWNS, L.L.C.
c/o Peninsula Gaming Partners, LLC
11100 Santa Monica Boulevard, 10th Floor
Los Angeles, California 90025
Attention: M. Brent Stevens
Fax No. (310)914-6476

with copies to:	MCGLINCHEY STAFFORD, PLLC
643 Magazine Street
New Orleans, Louisiana 70825
Attention: Deborah Harkins, Esq.
Fax No. (504) 596-2800

If to the Subordinated
Lender:	PENINSULA GAMING COMPANY, LLC
c/o Peninsula Gaming Partners, LLC
400 E. Third Street, P.O. Box 1750
Dubuque, Iowa 52004
Attention: Natalie Schramm
Fax No. (563) 690-2190

and

PENINSULA GAMING COMPANY, LLC
c/o Peninsula Gaming Partners, LLC
11100 Santa Monica Boulevard, 10th Floor
Los Angeles, California 90025
Attention: M. Brent Stevens
Fax No. (310)914-6476

If to Senior
Lender:	WELLS FARGO FOOTHILL, INC.
2450 Colorado Avenue, Suite 3000 West
Santa Monica, California 90404
Attention: SFG
Fax No. (310) 453-7442

with additional copies to:	PAUL, HASTINGS, JANOFSKY & WALKER LLP
600 Peachtree Street, NE, Suite 2400
Atlanta, Georgia 30308
Attention: Cindy J. K. Davis, Esq.
Fax No. (404) 815-2424

Any party hereto may designate any other address or telecopy number, as applicable, to which any notices or other communications shall be given by notice duly given hereunder; provided, however, that any such notice of other address or telecopy number shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

18. Amendments; Modifications. This Agreement may not be modified, altered or amended except by an agreement in writing executed by all of the parties hereto.

19. Amendment of Loan Documents. The Subordinated Lender and the Borrowers agree to forbear from (a) modifying, altering or amending any payment term of any loan document or any other document, instrument or agreement evidencing the Subordinated Debt, (b) modifying, altering or amending any other term of any loan document or any other document, instrument or agreement evidencing the Subordinated Debt in any manner adverse to either the Borrowers or the Senior Lender, and (c) from granting (in the case of the Borrowers) and receiving (in the case of the Subordinated Lender) any collateral or other security of any nature to secure the Subordinated Debt.

20. Cost and Expenses of Enforcement. The Subordinated Lender agrees to pay all costs and expenses including, without limitation, attorneys’, paralegals’ and other professionals’ fees of every kind, paid or incurred by the Senior Lender in enforcing its rights hereunder against the Subordinated Lender, including, but not limited to, litigation instituted in a state or federal court, as hereinafter provided (including proceedings under the Bankruptcy Code) in endeavoring to collect the Senior Debt or in so enforcing this Agreement, or in defending against any defense, cause of action, counterclaim, setoff or cross claim based on any act of commission or omission by the Senior Lender with respect to the Senior Debt promptly on demand of the Senior Lender or other person paying or incurring the same.

21. TO INDUCE THE SENIOR LENDER TO AFFORD FINANCIAL ACCOMMODATIONS TO THE BORROWERS, THE SUBORDINATED LENDER IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS AGREEMENT SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF NEW YORK, NEW YORK AND THE SUBORDINATED LENDER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT

LOCATED AND HAVING ITS SITUS IN SAID CITY AND STATE. THE SUBORDINATED LENDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND THE SUBORDINATED LENDER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS. THE PARTIES CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE SENIOR LENDER OR THE SUBORDINATED LENDER AT THE RESPECTIVE ADDRESSES SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT, OR OTHERWISE.

22. Waiver of Claims; Trial by Jury. THE SUBORDINATED LENDER WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF, THAT THE SUBORDINATED LENDER MAY NOW HAVE, OR HEREAFTER MAY HAVE, TO ANY ACTION BY THE SENIOR LENDER IN ENFORCING THIS AGREEMENT AND RATIFIES AND CONFIRMS WHATEVER THE SENIOR LENDER MAY DO PURSUANT TO THE TERMS HEREOF AND AGREES THAT THE SENIOR LENDER SHALL NOT BE LIABLE FOR ANY ERRORS OF JUDGMENT OR MISTAKE OF FACT OR LAW EXCEPT FOR WILLFUL MISCONDUCT OF SENIOR LENDER. THE SENIOR LENDER AND THE SUBORDINATED LENDER, AND EACH ONE OF THEM, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT EITHER ONE OF THEM MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT OR COURSE OF DEALING, IN WHICH THE SENIOR LENDER AND THE SUBORDINATED LENDER ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SENIOR LENDER TO MAKE LOANS AND OTHER FINANCIAL ACCOMMODATIONS TO THE BORROWERS.

23. Governing Law; Benefit of Agreement. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflict of law, principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. All of the understandings, agreements, covenants and representations contained herein are solely for the benefit of the Senior Lender and the Subordinated Lender, and there are no other persons who are intended to be benefited in any way whatsoever by this Agreement.

24. Severability. In the event any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

26. Perfection and Release of Liens. Upon the Senior Lender’s reasonable request (which request shall be in writing), the Subordinated Lender hereby agrees to execute and deliver such documents, instruments, lien releases, assignments and financing statements and do such acts as may be necessary in order for the Senior Lender to establish and maintain a first, valid, prior and perfected security interest in the Collateral. In the event of any sale or other disposition of all or any part of the Collateral prior to payment in full of the Senior Debt, upon request by the Senior Lender, the Subordinated Lender shall execute releases, assignments, UCC terminations and other similar agreements that are reasonably requested by the Senior Lender from time to time. Until payment and satisfaction in full of the Senior Debt, the Subordinated Lender shall cooperate fully in releasing the Subordinated Lien, if in existence at such time, as soon as practicable upon the reasonable request of the Senior Lender.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Borrowers:	THE OLD EVANGELINE DOWNS, L.L.C., a Louisiana limited liability company

	By:	/s/ Natalie A. Schramm
Name: Natalie A. Schramm
Title: CFO

THE OLD EVANGELINE DOWNS CAPITAL CORP., a Delaware corporation

	By:	/s/ Natalie A. Schramm
Name: Natalie A. Schramm
Title: CFO

Subordinated Lender:	OED ACQUISITION, LLC, a Delaware limited liability company

	By:	/s/ Natalie A. Schramm
Name: Natalie A. Schramm
Title: CFO

Senior Lender:	WELLS FARGO FOOTHILL, INC., a California corporation

	By:	/s/ Rhonda R. Noell
Name: Rhonda R. Noell
Title: SVP

INTERCOMPANY SUBORDINATION AGREEMENT